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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): OCTOBER 1, 2002



                               PALWEB CORPORATION
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             (Exact name of registrant as specified in its charter)





          OKLAHOMA                 000-26331                    75-1984048
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(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)              File No.)               Identification No.)




                 1607 WEST COMMERCE STREET, DALLAS, TEXAS 75208
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (214) 698-8330


   Former name or former address, if changed since last report: NOT APPLICABLE


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective October 1, 2002, PalWeb Corporation (the "Company") employed William W. Rahhal to serve as the Company's Chief Financial Officer. Mr. Rahhal is President and a shareholder of Hulme Rahhal Henderson, Inc. ("HRH"). Effective October 1, 2002, HRH resigned from its engagement as the Company's independent auditor. The employment of Mr. Rahhal as the Company's Chief Financial Officer was approved by the Company's Board of Directors, and the resignation of HRH was accepted by the Board.

         HRH's reports on the Company's financial statements for the fiscal years ended May 31, 2001, and May 31, 2002, contained going concern qualifications. HRH prepared its reports assuming that the Company will continue as a going concern. HRH qualified its reports by stating that the Company is in the development stage and has suffered significant losses from operations, that the Company will require substantial additional funding to implement its business plan and attain profitable operations, and that the lack of funding to maintain working capital and stockholders' deficits at May 31, 2001, and May 31, 2002, raises substantial doubt about the Company's ability to continue as a going concern. HRH did not include in its report any adjustments that might result from the outcome of such uncertainties.

         HRH's reports on the Company's financial statements for the fiscal years ended May 31, 2001, and May 31, 2002, contained no other adverse opinion or disclaimer of opinion, nor were such reports otherwise qualified or modified as to uncertainty, audit scope, or accounting principle.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of HRH, there were no disagreements with HRH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HRH, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of HRH, there were no reportable events as set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

         HRH has provided the Company with a letter which is filed as an exhibit to this report by which HRH agrees with the foregoing statements.

         On October 2, 2002, the Company engaged Murrell, Hall, McIntosh & Co., PLLP ("MHM"), to succeed HRH as the Company's independent auditor. During the two most recent fiscal years and through October 2, 2002, the Company has not consulted MHM regarding (i) the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement with the former auditor or a reportable event.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired:

              Not applicable.

         (b)  Pro forma financial information:

              Not applicable.

         (c)  Exhibits:

              The following exhibits are filed as part of this report:

              Exhibit No.     Description
              -----------     -----------

                  16 Letter dated October 3, 2002, from Hulme Rahhal Henderson, Inc.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PALWEB CORPORATION


                                         By: /s/ Paul A. Kruger
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Date: October 4, 2002                        Paul A. Kruger
                                             Chairman of the Board and President











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